Exhibit 99.1

FIRST CLOVER LEAF FINANCIAL CORP.
ANNOUNCES 2014 YEAR END FINANCIAL RESULTS

February 17, 2015

Edwardsville, Illinois – First Clover Leaf Financial Corp. (the “Company”) (Nasdaq:FCLF) announces strong earnings for 2014.  Net income for the year was $3,826,192, a 14% increase over 2013.  President and CEO Dave Kuhl said, “We are very proud of the First Clover Leaf management team and employees whose hard work and dedication contributed to this increase.  In early 2014, the board and management embarked on an aggressive strategic plan, and our 2014 net income reflects the initial results of following that plan.  We are optimistic that our strategy will continue to provide value to our stockholders.”

In 2014, First Clover Leaf Bank, the wholly owned subsidiary of the Company, implemented several initiatives.  Some of these initiatives included converting the Highland, Illinois loan production office to a full service banking facility, hiring experienced loan officers for the St. Clair County market, and subsequently opening a new branch in Swansea, Illinois.  Executive Vice President and Chief Lending Officer, Bill Barlow, commented, “We were extremely pleased with the increase in our commercial and mortgage loan production during the second half of 2014.  This is evidence that the initiatives we implemented earlier in the year are yielding positive results.  We are looking forward to continued growth in 2015.”

First Clover Leaf Financial Corp. is the holding company for First Clover Leaf Bank.  First Clover Leaf Bank is a nationally-chartered community bank.  First Clover Leaf Bank conducts business from its headquarters in Edwardsville, Illinois with five branch offices located in Madison County, Illinois as well as a branch office in St. Clair County, Illinois.

Special Note Concerning Forward-Looking Statements. When used in this press release, the words or phrases “will,” “are expected to,” “we believe,” “should,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including, but not limited to, (i) changes in general economic conditions, either nationally or in our market areas, that are worse than expected; (ii) competition among depository and other financial institutions; (iii) inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (iv) adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including Basel III, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations issued thereunder; (v) our ability to enter new markets successfully and capitalize on growth opportunities; (vi) our ability to successfully integrate acquired entities, if any; (vii) changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board; (viii) changes resulting from shutdowns of the federal government; (ix) changes in our organization, compensation and benefit plans; (x) changes in our financial condition or results of operations that reduce capital available to pay dividends; and (xi) changes in the financial condition or future prospects of issuers of securities that we own, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.   These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements, which only speak as of the date made. Additional factors that could affect our results may be discussed in reports we file with the Securities and Exchange Commission.

The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

First Clover Leaf Financial Corp.
Consolidated Statements of Income

	For the Year Ended
	December 31,	December 31,
	2014	2013
Interest and dividend income:
Interest and fees on loans	$16,714,749	$17,589,152
Securities:
Taxable interest income	1,232,399	1,042,137
Nontaxable interest income	1,136,630	1,008,926
Federal Reserve Bank dividends	37,726	-
Interest-earning deposits, federal funds sold, and other	196,224	181,318
Total interest and dividend income	19,317,728	19,821,533

Interest expense:
Deposits	2,174,066	2,769,685
Federal Home Loan Bank advances	250,018	444,070
Securities sold under agreements to repurchase	5,437	13,713
Subordinated debentures	86,901	88,286
Total interest expense	2,516,422	3,315,754

Net interest income	16,801,306	16,505,779

Provision (credit) for loan losses	(250,000)	485,000

Net interest income after provision (credit) for loan losses	17,051,306	16,020,779

Non-interest income:
Service fees on deposit accounts	454,903	371,424
Other service charges and fees	414,992	376,115
Loan servicing fees	281,979	284,875
Gain on sale of securities	109,712	359,138
Gain on sale of loans	630,779	560,526
Loss on sale of property and equipment	(80,545)	-
Loss on sale of foreclosed assets	(164,084)	(56,035)
Other	579,195	272,604
	2,226,931	2,168,647

Non-interest expense:
Compensation and employee benefits	7,224,771	6,298,405
Occupancy expense	1,699,734	1,353,783
Data processing services	767,213	723,977
Director fees	183,300	177,467
Professional fees	587,907	448,423
FDIC insurance premiums	459,059	476,731
Foreclosed asset related expenses	506,885	1,343,883
Amortization of core deposit intangible	75,000	264,000
Amortization of mortgage servicing rights	106,970	118,511
Other	2,480,608	2,242,177
	14,091,447	13,447,357

Income before income taxes	5,186,790	4,742,069

Income tax expense	1,360,598	1,386,008

Net income	$3,826,192	$3,356,061

Basic and diluted earnings per share	$0.55	$0.46
Dividends per share	$0.24	$0.24

First Clover Leaf Financial Corp.
Consolidated Balance Sheets

	At December 31, 2014	At December 31, 2013
ASSETS

Cash and due from banks	$14,967,050	$14,363,461
Interest-earning deposits	12,318,967	8,681,426
Federal funds sold	21,780,445	61,648,938
Total cash and cash equivalents	49,066,462	84,693,825

Interest-earning time deposits	1,776,970	1,766,493
Securities available for sale	104,470,692	117,776,982
Federal Home Loan Bank stock	2,887,763	2,887,763
Federal Reserve Bank stock	1,676,700	-
Loans, net of allowance for loan losses of $5,561,442 and
$5,590,668 at 2014 and 2013, respectively	400,904,404	372,568,962
Loans held for sale	100,000	-
Property and equipment, net	10,380,310	9,873,198
Goodwill	11,385,323	11,385,323
Bank-owned life insurance	14,876,960	8,497,895
Core deposit intangible	196,000	271,000
Foreclosed assets	3,887,587	5,577,481
Mortgage servicing rights	961,823	918,247
Accrued interest receivable	1,762,310	1,551,258
Other assets	3,281,496	4,276,015

Total assets	$607,614,800	$622,044,442

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Deposits:
Noninterest bearing	$68,170,743	$55,263,604
Interest bearing	442,135,896	447,276,088
Total deposits	510,306,639	502,539,692

Federal Home Loan Bank advances	2,487,745	13,980,005
Securities sold under agreements to repurchase	11,848,266	26,766,169
Subordinated debentures	4,000,000	4,000,000
Accrued interest payable	174,480	199,764
Other liabilities	1,667,777	1,463,182
Total liabilities	530,484,907	548,948,812

Stockholders' Equity
Common stock, $.10 par value, 20,000,000 shares authorized,
7,007,283 shares issued and outstanding at 2014 and 2013	700,728	700,728
Additional paid-in capital	55,818,936	55,818,936
Retained earnings	20,412,898	18,268,454
Accumulated other comprehensive income (loss)	197,331	(1,692,488)
Total stockholders' equity	77,129,893	73,095,630

Total liabilities and stockholders' equity	$607,614,800	$622,044,442